                                 AMENDMENT NO. 1

         AMENDMENT dated as of July 25, 2000 to the Amended and Restated Credit
Agreement dated as of November 5, 1999 (the "CREDIT AGREEMENT") among UNIVERSAL
CITY DEVELOPMENT PARTNERS, LP (the "BORROWER"), the BANKS party thereto (the
"BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent
and as Collateral Agent.

                                   WITNESSETH:

         WHEREAS, Rank America, Inc. ("RANK AMERICA"), Rank Orlando II, Inc.
("ROII"), and Rank Orlando, Inc. ("ROI") have entered into a Purchase Agreement dated as of May 19, 2000 (as amended, the "PURCHASE AGREEMENT") with Blackstone
USE Acquisition Company, L.L.C. ("BLACKSTONE USE"), pursuant to which Blackstone
USE has agreed to purchase the respective partnership interests (the
"INTERESTS") owned by ROII and ROI in Universal City Florida Holding Co. II, a
Florida general partnership which is the sole general partner of the Borrower, and Universal City Florida Holding Co. I, a Florida general partnership which is the sole limited partner of the Borrower, respectively; and

         WHEREAS, in connection with the transactions contemplated by the
Purchase Agreement, the parties hereto desire to amend the Credit Agreement as set forth herein;

         NOW THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to
"hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2.  Changes and Additions to Definitions.  (a) The following definitions are added in alphabetical order to Section 1.01 of the Credit
Agreement:

         "AMENDMENT NO. 1" means the Amendment dated as of July 25, 2000 to this Amended Agreement.

         "AMENDMENT NO. 1 EFFECTIVE DATE" means the date on which
Amendment No. 1 becomes effective in accordance with its terms.

         "APPLICABLE FQE" has the meaning set forth in Section 6.04(a).

         "BLACKSTONE PARENT" means, collectively, Blackstone Capital Partners
III Merchant Banking Fund L.P., a Delaware limited partnership, its Affiliates and the respective successors of the foregoing.

         "BLACKSTONE USE" means Blackstone USE Acquisition Company, L.L.C., a Delaware limited liability company, and its successors.

         "FIRST UNION AGREEMENT" means the Revolving Credit Agreement, dated as of November 11, 1999, between the Borrower (as successor to Universal City
Florida Partners) and First Union National Bank, as the same may be amended, supplemented or otherwise modified from time to time.

         "FLEET AGREEMENT" means the Revolving Credit Agreement, dated as of
November 11, 1999, between the Borrower (as successor to Universal City Florida
Partners) and Fleet Capital Corporation, as the same may be amended, supplemented or otherwise modified from time to time.

         "FQE" means fiscal quarter end, and when used in conjunction with a specified month means the last day of the fiscal quarter ending on or about the last day of such month (e.g., "FQE 6/01" means the last day of the fiscal quarter ending on or about June 30, 2001).

         "HYPOTHETICAL INCOME TAX" means, with respect to any fiscal year of the
Borrower, the product of (i) the sum of the highest federal, state, local and foreign tax rates (taking into consideration special rates, e.g., capital gains)
applicable to partners of Blackstone USE on the last day of such fiscal year and
(ii) the amount of taxable income or gain of the Borrower.

         "NET WORKING CAPITAL" means, at any date, the difference between (a)
the aggregate amount of accounts receivable (including intercompany receivables), inventory, prepaid expenses and other current assets (excluding cash and cash equivalents) of the Borrower and (b) the aggregate amount of current liabilities of the Borrower (other than Indebtedness and Universal
Fees), in each case at such date.

         (b)   The definitions of "Combined Total Exposure," "FQFC,"
"Prepayment Period," "Prepayment Amount" and "Restricted Payment Date" are
deleted.

         (c) The definition of "Excess Cash Flow" is hereby amended and restated
in its entirety to read as follows:

         "EXCESS CASH FLOW" means, for any period, (i) net income for such period (exclusive of (x) extraordinary items of gain or loss and (y) gain or loss on sales of assets outside the ordinary course of business), plus (ii)
depreciation, amortization and other similar non-cash items deducted in determining such net income, less (iii) any non-cash items of income included in such net income, less (iv) Capital Expenditures (other than Capital Expenditures for Construction Costs exceeding $10,000,000) for such period, less (v)
Scheduled Amortization for such period, less (vi) Universal Fees accrued as an expense prior to such period and paid during such period, less (vii) any distributions or estimated distributions made or to be made pursuant to Section
5.18(a) with respect to such period, less (viii) any increase in Net Working
Capital during such period, less (ix) optional prepayments of the Term Loans made during such period (excluding any such prepayments required to be made under Section 5.20 or 6.04), plus (x) for the period ending at FQE 6/01, the capital contribution by Rank contemplated by Section 16(c)(iv) of Amendment No.
1, plus (xi) any decrease in Net Working Capital during such period, plus (xii)
Universal Fees accrued as an expense but not paid during such period.

         (d) The definition of "Special Period" in Section 1.01 is amended by replacing the reference to "Rank" with "Blackstone Parent."

         (e) Section 1.02 is amended by designating the existing text thereof as subsection (a) and adding the following new subsection (b):

                  (b) The parties intend that fees and expenses incurred by the
         Borrower in connection with the Amendment No. 1 not be included in calculations of Excess Cash Flow or of compliance with the requirements of Section 5.19. To the extent such fees and expenses would otherwise be reflected in such calculations, appropriate adjustments shall be made to exclude their effect.

         SECTION 3.  Mandatory Prepayments.  (a)  Section 2.08(c) is amended in its entirety to read as follows:

                  (c) Mandatory Prepayments. (i) The Borrower shall prepay the
         Working Capital Loans in an aggregate principal amount of $30,000,000 on the Amendment No. 1 Effective Date (without any reduction in the
         Working Capital Commitments).

                  (ii) The Borrower shall prepay the Term Loans in an aggregate principal amount of $104,000,000 on the Amendment No. 1 Effective Date.

                  (iii) Beginning with the fiscal year ending FQE 6/01, the
         Borrower shall prepay the Term Loans in an aggregate principal amount equal to 75% of the Excess Cash Flow for such fiscal year. Any such prepayment shall be

         due as follows: (A) 50% shall be paid no later than 120 days following the last day of such fiscal year and (B) 50% shall be paid no later than the end of the third fiscal quarter of the next succeeding fiscal year. The Borrower shall include a calculation of Excess Cash Flow for each fiscal year ending on or after FQE 6/01 in the certificate accompanying the Borrower's financial statements for such fiscal year delivered pursuant to Section 5.01(c), and shall give the
         Administrative Agent not less than three Euro-Dollar Business Days'
         notice of each prepayment required pursuant to this paragraph.

                  The Administrative Agent shall promptly notify each Bank of the receipt of each payment received pursuant to this subsection (c).
         If any prepayment of the Term Loans pursuant to paragraph (iii) of this subsection (c) would otherwise require prepayment of Euro-Dollar Loans prior to the last day of the then current Interest Period, such prepayment shall, unless the Administrative Agent otherwise notifies the Borrower upon the instruction of the Required Banks, be deferred until such last day.

         (b)   Section 2.08(d) is amended in its entirety to read as follows:

                  (d) Application of Prepayments. The prepayment of Term Loans pursuant to Section 2.08(c)(ii) above shall be applied to reduce the amount of subsequent Term Loan Installment Amounts in forward order of maturity. Any prepayment of the Term Loans pursuant to Section
         2.08(c)(iii) above shall be applied to reduce subsequent Term Loan
         Installment Amounts (i) to the extent the aggregate amount of such prepayments does not exceed $100,000,000, in forward order of maturity, and (ii) thereafter, 50% in forward order of maturity and 50% ratably by amount. Any prepayment of the Term Loans pursuant to Section 2.09 shall be applied to reduce subsequent Term Loan Installment Amounts ratably by amount.

         SECTION 4. Funding Losses. Section 2.11 is amended by inserting the phrase ", 2.08" before the phrase "or 2.09."

         SECTION 5. Financial Statements. Section 5.01 is amended by the addition of a new subsection (b-1) to read as follows:

                  (b-1) within 30 days after the end of each month, commencing with the first month ending after the Amendment No. 1 Effective Date, a balance sheet of the Borrower as at the end of such month and the related statements of income and cash flows for such month, all in accordance with GAAP, setting forth in each case in comparative form the figures for the corresponding month of the previous fiscal year, if available, all in

         reasonable detail and certified by the Chief Financial Officer of the
         Borrower that such financial statements fairly present the financial condition of the Borrower as at the dates indicated and the results of its operations and its cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustment;

         SECTION 6. Amendments to Sections 5.14, 5.15, 5.16 and 5.17. Sections
5.14(c), 5.15(i), 5.16(g) and 5.17(c) are amended (a) to change the figure
"$70,000,000" to "$84,000,000" and (b) by deleting the following clause:
"provided further that the foregoing $70,000,000 limitation shall be increased by 5%, on a cumulative basis, on each January 1, commencing January 1, 1997."

          SECTION 7. Investments. Section 5.16 is amended by (a) deleting the clause (e) and relettering the succeeding clauses and (b) inserting the parenthetical expression "(other than Universal City Travel Partners, a Florida general partnership)" after the word "Subsidiaries" in clause (i) of the paragraph beginning with the phrase "Without limiting the generality of the foregoing".

         SECTION 8.  Restricted Payments: Universal Fees.  Section 5.18 is
amended in its entirety to read as follows:

                  SECTION 5.18. Restricted Payments: Universal Fees.

                  (a) The Borrower will not, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment, except that, so long as both before and after giving effect to any such
         Restricted Payment, no Event of Default (and to the actual knowledge of all Authorized Officers, no Default) shall have occurred and be continuing, the Borrower may, promptly after the close of each fiscal year, make a distribution to all of its partners in an aggregate amount equal to its Hypothetical Income Tax in respect of such fiscal year.

                  (b) The Borrower will not, directly or indirectly, pay or set apart any sum for Universal Fees, other than Universal Fees in respect of the Studio Theme Park accrued before July 1, 2000, it being understood that Universal Fees will continue to accrue in accordance with the applicable provisions of the Project Documents.

         SECTION 9.  Financial Covenants.

         (a) Section 5.19(a) is amended to read in its entirety as follows:

                  (a) Funded Debt Ratio. At any FQE occurring during any period set forth below, the Funded Debt Ratio will not exceed the applicable ratio set forth below:

                           FQE 6/00 through FQE 9/01          9.50 to 1.00
                           FQE 12/01                          9.00 to 1.00
                           FQE 3/02                           7.25 to 1.00
                           FQE 6/02                           6.25 to 1.00
                           FQE 9/02 and FQE 12/02             5.75 to 1.00
                           FQE 3/03                           5.50 to 1.00
                           FQE 6/03                           5.25 to 1.00
                           FQE 9/03                           5.00 to 1.00
                           FQE 12/03                          4.75 to 1.00
                           FQE 3/04                           4.50 to 1.00
                           FQE 6/04                           4.25 to 1.00
                           FQE 9/04 and thereafter            3.00 to 1.00

         (b) Section 5.19(b) is amended to read in its entirety as follows:

                  (b) Interest Coverage Ratio. At any FQE occurring during any period set forth below, the Interest Coverage Ratio will not be less than the applicable ratio set forth below:

                           FQE 6/00 through FQE 3/01          1.10 to 1.00
                           FQE 6/01 and FQE 9/01              1.20 to 1.00
                           FQE 12/01                          1.30 to 1.00
                           FQE 3/02                           1.45 to 1.00
                           FQE 6/02                           1.65 to 1.00
                           FQE 9/02                           1.70 to 1.00
                           FQE 12/02                          1.75 to 1.00
                           FQE 3/03                           1.80 to 1.00
                           FQE 6/03                           1.85 to 1.00
                           FQE 9/03                           1.95 to 1.00
                           FQE 12/03                          2.05 to 1.00
                           FQE 3/04                           2.15 to 1.00
                           FQE 6/04                           2.30 to 1.00
                           Thereafter                         3.75 to 1.00

         (c) Section 5.19(c) is amended to read in its entirety as follows:

                  (c) Debt Service Coverage Ratio. At any FQE occurring during any period set forth below, the Debt Service Coverage Ratio will not be less than the applicable ratio set forth below.

                           FQE 12/01 through FQE 6/04 1.00 to 1.00
                           FQE 9/04 and thereafter    1.35 to 1.00

         SECTION 10.  Restriction on Fundamental Changes; Purchases and Sale of
Assets.

         Section 5.20(a)(i) is amended in its entirety to read as follows:

                  (i) The Borrower may sell, lease or otherwise dispose of (w)
         inventory, cash, cash equivalents and other cash management investments and obsolete, worn-out or surplus equipment, in each case in the ordinary course of business, (x) assets to be sold, leased or otherwise disposed of in connection with a Scheduled Affiliate Transaction, (y)
         land to be sold, leased or otherwise disposed of in connection with the development and construction of hotels and (z) assets not excluded by clause (w), (x) or (y) so long as on the date of disposition of any asset, the aggregate fair market value of all such assets so disposed of during the term of this Agreement shall not exceed 10% of the book value (without taking into account depreciation) of all of the assets of the Borrower on the last day of the fiscal quarter of the Borrower most recently ended prior to the date of any such conveyance, sale, lease, transfer or other disposition; provided that 100% of net cash proceeds of any sales of assets (other than (A) sales permitted by clause (w) above and (B) sales for aggregate net cash proceeds not exceeding $1,000,000 in any fiscal year) shall substantially simultaneously with the receipt thereof by the Borrower be applied as an optional prepayment of the Term Loans.

         SECTION 11.  Limitation on Granting Negative Pledges.  Section 5.26 is
amended in its entirety to read as follows:

                  Section 5.26. Limitation on Granting Negative Pledges. The
         Borrower will not enter into, or suffer to exist, any agreement with any Person, other than this Agreement, which prohibits or limits the ability of the Borrower to create, incur, assume or suffer to exist any
         Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired (other than (i) with respect to assets subject to consensual liens permitted under Section 5.15, (ii) customary restrictions contained in asset sale agreements limiting the transfer of assets pending the closing of the sale, (iii) customary non-assignment provisions in leases, licenses and other contracts entered into in the ordinary course of business and (iv) the Ground
         Lease dated June 12, 1998 among Universal City Development Partners,
         Universal City Florida Partners, and UCF Hotel Venture, as amended by
         First Amendment to Ground Lease dated as of June 12, 1998).

         SECTION 12. Events of Default. (a) Section 6.01(c)(ii) is amended in its entirety to read as follows:

                  (ii) Failure of the Borrower to observe or perform any of the covenants or agreements contained in Section 5.19 as of the end of any fiscal quarter which shall be continuing at the earliest of (x) the date of delivery of financial statements for the period ending at the end of such fiscal quarter

         pursuant to Section 5.01 and (y) the 60th day after the end of such fiscal quarter, subject to Section 6.04; or

                   (b) Section 6.01(o) is amended by replacing each reference to
         "Rank" with "Blackstone Parent."

                  (c) Section 6.01(p) is amended by adding the following
         language to the end of existing Section 6.01(p):

                  " or any Lien purported to be created under any Collateral
         Document shall cease to be, or shall be asserted by the Borrower not to be, a valid and perfected Lien on any material portion of the
         Collateral, with the priority required by the applicable Collateral
         Document, except (i) as a result of a sale or other disposition of the applicable Collateral in a transaction permitted under the Loan
         Documents or (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other documents delivered to it under any Collateral Document;".

                  (d) The following new Section 6.04 is added to the Credit
         Agreement:

                  SECTION 6.04. Certain Cure Rights. (a) A Default under Section
         6.01(c)(ii) as of the last day of any fiscal quarter of the Borrower
         (the "APPLICABLE FQE") may be cured through cash equity or Subordinated
         Debt contributions not later than the tenth Domestic Business Day following the date on which financial statements for the period ending with the Applicable FQE are delivered (or, if such financial statements are not timely delivered in accordance with Section 5.01, the latest date permitted by Section 5.01 for such delivery). Any such contribution in respect of a fiscal quarter after FQE 12/01 shall substantially simultaneously with the receipt thereof be applied as an optional prepayment of the Term Loans. Solely for purposes of determining whether a Default exists under Section 6.01(c)(ii), (i) in respect of fiscal quarters ending FQE 06/00 through FQE 12/01, the amount of such contribution shall be deemed to be additional EBITDA of the Borrower for the fiscal quarter ending on the Applicable FQE and
         (ii) in respect of fiscal quarters beginning with the fiscal quarter ending FQE 3/02, the related prepayment will be given pro forma effect as if made on the first day of the period of four fiscal quarters ending on the Applicable FQE, but no additional EBITDA will be deemed to arise therefrom. No contribution will be given effect pursuant to this Section in an amount exceeding the amount necessary to avoid a
         Default under Section 6.01(o)(ii) at the Applicable FQE, it being understood that this Section does not limit the right of the partners to make equity or Subordinated Debt contributions. For avoidance of doubt, to the extent EBITDA of the Borrower is deemed

         increased for a fiscal quarter ending not later than FQE 12/01 by operation of this Section, such increase will be included in the calculation of EBITDA for any subsequent period of four consecutive fiscal quarters which includes such fiscal quarter.

         SECTION 13.  Pricing Schedule.  The Pricing Schedule is amended to read in its entirety as set forth in the attached Pricing Schedule.

         SECTION 14.  Representations of the Borrower.

                  (a) Section 4.03(b) of the Credit Agreement is hereby amended to delete the reference to "July 3, 1999" appearing therein and substituting in lieu thereof a reference to "April 1, 2000."

                  (b) The Borrower represents and warrants that as of the Amend-
         ment No. 1 Effective Date and after giving effect hereto (i) the representations and warranties of the Borrower set forth in Article 4 of the Agreement shall be true in all material respects and (ii) no
         Default shall have occurred and be continuing.

         SECTION 15.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 16. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 17.  Effectiveness.  This Amendment shall become effective on the date when (the "AMENDMENT NO. 1 EFFECTIVE DATE"):

                  (a) receipt by the Administrative Agent from each of the
         Borrower and the Required Banks of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

                  (b) receipt by the Administrative Agent of payment of (i) an amendment fee for the account of each Bank which shall have approved this Amendment on or prior to July 25, 2000 in an amount equal to 0.25%
         of such Bank's Total Exposure (after giving effect to the mandatory prepayment of the Term Loans in the amount of $104,000,000) and (ii)
         all fees and expenses invoiced not less than two Domestic Business Days prior to the Amendment No. 1 Effective Date payable by the Borrower in connection with this Amendment pursuant to Section 9.03 of the Credit
         Agreement or otherwise;

                  (c) receipt by the Administrative Agent of evidence reasonably satisfactory

         to it that (i) the acquisition of the Interests pursuant to the
         Purchase Agreement shall have been consummated in all material respects in accordance with the terms and conditions thereof and all material consents required in connection therewith shall have been obtained, (ii) $150,000,000 shall have been contributed in cash to the capital of the Borrower by its partners, (iii) the credit facility under the Fleet Agreement and First Union Agreement shall each have been extended to a date not earlier than June 30, 2003, on terms and conditions reasonably satisfactory to the Administrative Agent and the
         Borrower, and (iv) $12,500,000 shall have been contributed in cash to the capital of the Borrower by Rank;

                  (d) receipt by the Administrative Agent of an instrument of assumption in form and substance reasonably satisfactory to the
         Administrative Agent pursuant to which Blackstone USE shall have assumed the obligations of Rank under the Subordination Agreement;

                  (e) receipt by the Collateral Agent of duly executed
         counterparts of each Collateral Document set forth in Exhibit A hereto, together with evidence reasonably satisfactory to it of the perfection of the Liens created thereby (or arrangements therefor) and of the payment by the Borrower of all mortgage recording, documentary and similar taxes, filing fees, title insurance premiums and other expenses payable in connection therewith;

                  (f) receipt by the Administrative Agent of one or more
         opinions of counsel reasonably satisfactory to the Administrative Agent and its counsel covering the matters addressed in Exhibit B attached hereto with reference to the Loan Documents after giving effect to this
         Amendment; and

                  (g) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the legal authority for and the validity of the Agreement as amended hereby, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

provided that the Amendment No. 1 Effective Date shall have occurred on or before September 29, 2000.

                  SECTION 18. Bank Consent. Subject to the effectiveness of this
         Amendment in accordance with Section 16, the Banks hereby consent to the sale of the Interests to Blackstone USE pursuant to the Purchase
         Agreement, and agree that no Default shall arise under Section 6.01(o)
         of the Credit Agreement by reason thereof.

                  SECTION 19. Effect of Amendment. Except as expressly amended by this Amendment, the provisions of the Credit Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date above written

                         UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a
                         Delaware limited partnership

                         By:  UNIVERSAL CITY FLORIDA HOLDING CO. II,
                              a Florida general partnership, its general partner

                                   By:  UNIVERSAL CITY PROPERTY
                                        MANAGEMENT COMPANY II, a
                                        Delaware corporation, a general
                                        partner

                                        By:/s/ Ronald W. Sikes
                                           -------------------
                                           Title: Authorized Agent

                                   By:  BLACKSTONE UTP CAPITAL
                                        PARTNERS A L.P., a Delaware
                                        general partnership, a general partner

                                   By:  BLACKSTONE MEDIA
                                        MANAGEMENT ASSOCIATES III
                                        L.L.C., a Delaware limited
                                        liability company, its general partner

                                        By:/s/ David Blitzer
                                           -----------------
                                           Title: Member

                                   By:  BLACKSTONE UTP CAPITAL
                                        PARTNERS L.P., a Delaware
                                        general partnership, a general partner

                                   By:  BLACKSTONE MEDIA
                                        MANAGEMENT ASSOCIATES III
                                        L.L.C., a Delaware limited liability
                                        company, its general partner

                                        By:/s/ David Blitzer
                                           -----------------------------------
                                            Title: Member

                                   By:  BLACKSTONE UTP OFFSHORE
                                        CAPITAL PARTNERS L.P., a
                                        Delaware general partnership, a
                                        general partner

                                   By:  BLACKSTONE MEDIA
                                        MANAGEMENT
                                        ASSOCIATES III L.L.C., a
                                        Delaware limited liability company,
                                        its general partner

                                        By:/s/ David Blitzer
                                           -----------------------------------
                                            Title: Member

                                   By:  BLACKSTONE FAMILY MEDIA
                                        PARTNERSHIP III L.P., a Delaware
                                        general partnership, a general partner

                                   By:  BLACKSTONE MEDIA
                                        MANAGEMENT
                                        ASSOCIATES III L.L.C., a
                                        Delaware limited liability company,
                                        its general partner

                                        By:/s/ David Blitzer
                                           -----------------------------------
                                             Title: Member

                                            MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK

                                            By:/s/ Dennis Wilczek
                                               ------------------
                                               Title: Associate

                                        BANK OF AMERICA, N.A.

                                        By_____________________________________
                                          Title:

                                        THE BANK OF NOVA SCOTIA

                                        By:/s/ Elena F. Dion
                                           ------------------------------------
                                           Title: Director

                                        FIRST UNION NATIONAL BANK

                                        By:/s/ Joe Mynatt
                                           ------------------------------------
                                           Title: Vice President

                                        BANK OF MONTREAL

                                        By:/s/ Karen Klapper
                                           ------------------------------------
                                           Title: Director

                                        HSBC BANK PLC

                                        By: /s/ Christopher J. Hurd
                                           ------------------------------------
                                            Title: Head of Consumer, Leisure &
                                                   Services, Corporate Accounts
                                                   Group

                                        ROYAL BANK OF CANADA

                                        By:/s/ Charles Romano
                                           ------------------------------------
                                           Title: Manager

                                        THE CHASE MANHATTAN BANK

                                        By: /s/ Randolph E. Cates
                                            -------------------------------
                                            Title: Vice President

                                        NATIONAL WESTMINSTER BANK PLC

                                        By: /s/ John D. Hahn
                                            -------------------------------
                                            Title: Corporate Manager

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED

                                        By: /s/ Steven Savoldelli
                                            -------------------------------
                                            Title: Vice President and Manager

                                        CREDIT SUISSE FIRST BOSTON

                                        By: /s/ David W. Kratovil
                                            -------------------------------
                                            Title: Director

                                        By: /s/ James P. Moran
                                            -------------------------------
                                              Title: Director

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION

                                      By: /s/ William E. Magee
                                          --------------------------------------
                                          Title: Duly Authorized Signatory

                                      THE FUJI BANK, LIMITED

                                      By: /s/ Thomas W. Boylan
                                          --------------------------------------
                                          Title: Vice President and Team Leader

                                      THE ROYAL BANK OF SCOTLAND PLC

                                      By: /s/ Derek Bonnar
                                          --------------------------------------
                                          Title: Vice President

                                      THE SANWA BANK LIMITED

                                      By: /s/ David A. Leech
                                          --------------------------------------
                                          Title: Vice President

                                      THE TORONTO-DOMINION BANK

                                      By: /s/ Alva J. Jones
                                          --------------------------------------
                                          Title: Manager CR Administration

                                       17

                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK BRANCH

                                      By: /s/ Duncan M. Robertson
                                          --------------------------------------
                                          Title: Director

                                      By: /s/ Pascal Kabemba
                                          --------------------------------------
                                          Title: Associate Director

                                      CITIBANK, N.A.

                                      By: /s/ Elizabeth H. Minnella
                                          --------------------------------------
                                          Title: Vice President

                                      DRESDNER BANK AG, NEW YORK
                                      AND GRAND CAYMAN BRANCHES

                                      By: /s/ Laura G. Fazio
                                          --------------------------------------
                                          Title: First Vice President

                                      By: /s/ Constance Loosemore
                                          --------------------------------------
                                          Title: Assistant Vice President

                                      THE SUMITOMO BANK, LIMITED

                                      By: /s/ William M. Ginn
                                          --------------------------------------
                                          Title: Joint General Manager

                                      ABN AMRO BANK, N.V. NEW YORK
                                      BRANCH

                                      By: /s/ Frances Logan
                                          --------------------------------------
                                          Title: Senior Vice President

                                      By: /s/ David Carrington
                                          --------------------------------------
                                          Title: Group Vice President

                                      BNP PARIBAS

                                      By: /s/ Serge Derayaud
                                          --------------------------------------
                                          Title: Head of Asset Management Media
                                                 and Telecommunications Group

                                      By: /s/ Gregg W. Bonardi
                                          --------------------------------------
                                          Title: Vice President

                                      CIBC INC.

                                      By: /s/ Carol Kizzia
                                          --------------------------------------
                                          Title: Managing Director

                                      KBC BANK N.V.

                                      By: /s/ Jean-Pierre Diels
                                          --------------------------------------
                                          Title: First Vice President

                                      By:/s/ John E. Thierfelder
                                          --------------------------------------
                                         Title: Vice President

                                   LANDESBANK BADEN-WURTTEMBERG

                                   By:____________________________________
                                      Title:

                                   THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION

                                   By: /s/ Toshihiro Hayashi
                                       -----------------------------------------
                                       Title: Senior Vice President

                                   THE SAKURA BANK, LIMITED

                                   By: /s/ Tamihiro Kawauchi
                                       -----------------------------------------
                                       Title: Senior Vice President & Group Head

                                   BANKERS TRUST COMPANY

                                   By: /s/ Anthony LoGrippo
                                       -----------------------------------------
                                       Title: Director

                                PRICING SCHEDULE

         "BASE RATE MARGIN" means (i) for any date prior to the Repricing Date,
1.00% and (ii) for any date on or after the Repricing Date, 3.00%.

         "EURO-DOLLAR MARGIN" means (i) for any date prior to the Repricing
Date, 2.00% and (ii) for any date on or after the Repricing Date, 4.00%.

         "REPRICING DATE" means the earlier of (i) 06/03 FQE and (ii) the last day of the third consecutive fiscal quarter ending after the Amendment No. 1
Effective Date in respect of which the Funded Debt Ratio is 5.00 to 1.00 or less.

                                                                       EXHIBIT A

                              COLLATERAL DOCUMENTS

         1. Security Agreement between the Borrower and the Collateral Agent.

              a. Perfection Certificate

              b. UCC-1 Financing Statements for the Borrower

         2. Mortgage, Assignment of Leases and Rents, Security Agreement and
Financing Statement between the Borrower and the Collateral Agent.

              a. Title Insurance policies of nationally recognized title insurance companies reasonably acceptable to the Collateral Agent, together with all affirmative coverages and endorsements requested by the Collateral Agent, subject to only those exceptions and exclusions reasonably acceptable to the
Collateral Agent.

         3. Intellectual Property Security Agreements between the Borrower and the Collateral Agent.

         4. Assignment of Rents and Security Agreement between the Borrower and the Collateral Agent.